Exhibit 10.27

THIRD LOAN MODIFICATION AGREEMENT

THIS THIRD LOAN MODIFICATION AGREEMENT (this "Agreement") is made this 18th day of September, 2017, by and among SeD MARYLAND DEVELOPMENT, LLC, a Delaware limited liability company, (hereinafter referred to as the "Borrower"); SeD BALLENGER, LLC, a Delaware limited liability company, (hereinafter referred to as the "Limited Guarantor"); and XENITH BANK, a Virginia banking corporation formerly known as THE BANK OF HAMPTON ROADS, its successors and assigns, (hereinafter referred to as the "Lender").

INTRODUCTORY STATEMENT

A.            Pursuant to the terms of a Construction Loan Agreement dated November 23, 2015 executed by and between the Borrower and the Lender (such Construction Loan Agreement, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Loan Agreement"), the Lender extended to the Borrower a land development loan in an original principal amount not to exceed at any one time outstanding the sum of US$8,000,000 (as the same may be modified, amended, extended or renewed from time to time, the "Land Development Loan") and a letter of credit facility in the aggregate stated amount of US$800,000 (as the same may be modified, amended, extended or renewed from time to time, the "Letter of Credit Facility"; such Land Development Loan and Letter of Credit Facility, as the same may be modified, amended, extended or renewed from time to time, being hereinafter sometimes referred to both individually and collectively as the "Loan") to finance the first stage of the development by the Borrower of certain real property located in Frederick County, Maryland into a residential subdivision to be known as "Ballenger Run" containing two hundred seventy-six (276) single-family building lots (individually, a "Lot" and collectively, the "Lots") and other building parcels (individually, a "Parcel" and collectively, the "Parcels") by clearing and grading and the installation of, among other things, sediment control, electric lines, communication lines, water and sewer lines, sidewalks, curbs and paved roads.

B.            The Loan is currently evidenced by (i) a Revolving Credit Note dated November 23, 2015 executed by the Borrower, as maker, in favor of the Lender, as payee, with respect to the Land Development Loan in the original principal amount of US$8,000,000 (which Revolving Credit Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Revolving Note"), (ii) a Promissory Note dated November 23, 2015 executed by the Borrower, as maker, in favor of the Lender, as payee, with respect to the Letter of Credit Facility in the original principal amount of US$800,000 (which Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "LOC Note"; the Revolving Note and the LOC Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter sometimes referred to individually as a "Note" and collectively as the "Notes"), and (iii) one or more Letter of Credit Applications and/or Agreements heretofore or hereafter executed by the Borrower (which Letter of Credit Applications and/or Agreements, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to individually as a "Letter of Credit Agreement" and collectively as the "Letter of Credit Agreements").

C.           The Loan is secured by, among other things, the lien of a Deed of Trust, Assignment and Security Agreement dated November 23, 2015 executed by the Borrower, as grantor, in favor of certain trustees for the benefit of the Lender and duly recorded among the Land Records of Frederick County, Maryland on December 1, 2015 in Liber 10880, folio 415 (such Deed of Trust, Assignment and Security Agreement, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Deed of Trust") covering the Borrower's fee simple interest in the Lots, the Parcels, all improvements now or hereafter constructed thereon, and all other items of real and personal property more particularly described therein.

D.            The payment and performance of certain of the obligations of the Borrower to the Lender under the Loan are unconditionally and irrevocably guaranteed by the Limited Guarantor pursuant to the terms of a certain Limited Guaranty Agreement dated November 23, 2015 executed by the Limited Guarantor in favor of the Lender (such Limited Guaranty Agreement, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Limited Guaranty").

E.            In addition to the foregoing documents, instruments, and agreements, the obligations of the Borrower to the Lender under the Loan are further secured by (i) an Assignment of Contracts of Sale dated November 23, 2015 executed by the Borrower in favor of the Lender (such Assignment of Contracts of Sale, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Assignment of Contracts"), (ii) an Environmental Indemnification Agreement dated November 23, 2015 executed by the Borrower and the Limited Guarantor in favor of the Lender (such Environmental Indemnification Agreement, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Environmental Indemnity"), and (iii) an Assignment and Pledge of Collateral Account dated November 23, 2015 executed by the Borrower and the Limited Guarantor in favor of the Lender (such Assignment and Pledge of Collateral Account, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Assignment of Collateral Account"),.

F.            The terms of the Loan have previously been modified by (i) that certain Loan Modification Agreement dated January 27, 2017 executed by and among the Borrower, the Limited Guarantor and the Lender (hereinafter referred to as the "First Modification Agreement") and (ii) that certain Loan Modification Agreement dated June 30, 2017 executed by and among the Borrower, the Limited Guarantor and the Lender (hereinafter referred to as the "Second Modification Agreement").

G.           Furthermore, subsequent to the closing of the Loan, the Borrower sold one or more of the Lots or Parcels originally covered by the lien of the Deed of Trust, and the Lender released the same from the lien of the Deed of Trust in return for agreed upon principal curtailments on the Loan.

H.           On this date, the Borrower continues to be the owner of those Lots and Parcels and other areas of land more particularly described in Exhibit A attached hereto and made a part hereof (hereinafter referred to as the "Land") and the improvements now or hereafter constructed thereon (hereinafter referred to as the "Improvements"; the Land and the Improvements and all other items of real and personal property now or hereafter covered by the lien of the Deed of Trust being hereinafter collectively referred to as the "Property"), and the Borrower and the Limited Guarantor hereby acknowledge and agree that the Deed of Trust constitutes a valid and subsisting first lien on the fee simple interest of the Borrower in the Property as security for the Borrower's payment of the entire outstanding principal balance of the Loan secured thereby, and interest thereon, all in accordance with the terms, covenants, conditions and warranties of the Deed of Trust and the Notes secured thereby, and that all of the other provisions of the same are in full force and effect.

I.            The Borrower and the Limited Guarantor have now requested that the Lender increase the principal amount of the Revolving Note by the sum of US$3,000,000 in order to provide additional funds to the Borrower, and further modify the terms of repayment of the Loan.

J.           In order to induce the Lender to agree to the requests of the Borrower and the Limited Guarantor hereinabove set forth, and upon the express condition that the lien of the Deed of Trust remains a valid and subsisting first lien on the Property and that the execution and delivery of this Agreement shall not impair the lien thereof, the parties hereto have agreed to execute and deliver this Agreement to modify the terms and conditions of the Loan as hereinafter more particularly set forth.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, for themselves, their respective successors and assigns do hereby mutually covenant and agree as follows:

1.            Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

2.            Outstanding Obligations. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Loan as of the date hereof, but prior to any advance by the Lender of any additional proceeds of the Loan made on or about the date hereof, is US$7,984,631.00, (b) that, as of the date hereof, Letters of Credit (as defined in the Loan Agreement) in the aggregate stated amount of US$493,212.18 remain issued and outstanding under the Loan, (c) that interest on the unpaid principal balance of the Notes has been paid through August 31, 2017, and (d) that the unpaid principal balance of the Loan, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

3.            Additional Indebtedness. In consideration of the agreements set forth herein, the Lender hereby agrees to increase the principal amount of the Revolving Note by the sum of US$3,000,000 to an aggregate amount not to exceed at any time outstanding the sum of US$11,000,000. Thus, the Borrower hereby promises to pay to the Lender, in addition to the principal sum originally evidenced by the Revolving Note, and in accordance with the terms of the Revolving Note, as modified hereby, with interest, the additional principal sum of US$3,000,000 (hereinafter referred to as the "Additional Proceeds"). The face amount of the Revolving Note, therefore, is hereby increased to the sum of US$11,000,000, and the parties hereto hereby covenant and agree that, from and as of the date hereof, whenever the term "principal sum" or "principal amount" is referred to with respect to the Land Development Loan in the Revolving Note, the Loan Agreement or in any of the other Loan Documents (as hereinafter defined), such term shall be deemed to mean the sum of US$11,000,000 or so much thereof as may from time to time be advanced and/or readvanced by the Lender to or for the account of the Borrower under the Revolving Note, as increased hereby. The Additional Proceeds shall be advanced and/or readvanced by the Lender to or for the account of the Borrower strictly in accordance with, and subject to the terms and conditions contained in, the Revolving Note and the Loan Agreement, each as modified hereby. In particular, and not in limitation of the foregoing, and notwithstanding the fact that the principal amount of the Revolving Note has been increased pursuant to the terms of this Section 3, the parties hereto hereby acknowledge and agree that the Cumulative Loan Advance Limit of US$26,000,000 established pursuant to the terms of the Loan Agreement remains unchanged. Therefore, notwithstanding anything contained herein to the contrary, in no event shall the aggregate amount advanced and/or readvanced under the Land Development Loan exceed the Cumulative Loan Advance Limit of US$26,000,000.

4.           Confirmation of Liens and Security Interests. In order to secure to the Lender the payment of the additional indebtedness evidenced hereby, the Borrower covenants and agrees to execute and deliver, on the date hereof, in favor of the Lender, among other things, a First Supplement to Deed of Trust, Assignment and Security Agreement (hereinafter referred to as the "First Supplement to Deed of Trust") pursuant to which the lien of the Deed of Trust shall be increased to secure the repayment in full of the Additional Proceeds. In addition, the Borrower and the Limited Guarantor hereby further acknowledge and agree that, from and as of the date hereof, the Assignment of Contracts, the Environmental Indemnity and the Assignment of Collateral Account shall secure the full principal sum of $11,800,000, together with interest thereon, all costs and expenses of collection and all other sums that may heretofore or may hereafter be advanced by the Lender in protection of its rights pursuant to the terms of such Loan Documents, and that the uses, purposes and conditions upon which the Borrower and the Limited Guarantor irrevocably granted, transferred and assigned to the Lender the security interests, liens, charges and encumbrances contained in such Loan Documents, shall now include the purpose of securing performance of each agreement of the Borrower contained in this Agreement, and the Borrower's payment of the aggregate principal sum of ELEVEN MILLION EIGHT HUNDRED THOUSAND DOLLARS (US$11,800,000), with interest thereon, according to the terms of the Notes, the Loan Agreement and the other Loan Documents, as modified hereby. Nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the liens, security interests, charges or encumbrances of, or warranties of title in, or conveyances effected by the Deed of Trust and such other Loan Documents, or the priority thereof over other liens, security interests, charges, encumbrances or conveyances, or to release or adversely affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan or any of the Loan Documents, nor shall anything herein contained or done in pursuance hereof adversely affect or be construed to adversely affect any other security or instrument held by the Lender as security for or evidence of the indebtedness evidenced and secured thereby.

5.            Continuation of Loan Terms. Except as otherwise expressly set forth herein, the outstanding principal balance of the Loan shall continue to bear interest, to be advanced and to be repaid on the terms and subject to the conditions set forth in the Notes and the other documents evidencing and securing the Loan (this Agreement, the Loan Agreement, the Notes, the Deed of Trust, the Limited Guaranty, the Assignment of Contracts, the Environmental Indemnity, the Assignment of Collateral Account, the First Modification Agreement, the Second Modification Agreement, the First Supplement to Deed of Trust, and all such other documents, whether currently existing or hereafter executed, and all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter collectively referred to as the "Loan Documents").

6.            Amendment of Certain Defined Terms. The parties hereto hereby acknowledge and agree that from and as of the date hereof, the following terms in the Loan Agreement shall have the meanings indicated below. All capitalized terms not defined in this Agreement shall have the meanings given to them in the Loan Agreement:

(a)            "Budget" shall mean the revised loan budget attached hereto as Exhibit B and incorporated herein by reference, as the same may be further amended from time to time with the prior written approval of the Lender.

(b)           "Completion Date" shall mean the earlier to occur of (a) the date required for the completion of the Improvements pursuant to the terms of the NVR Contracts, or (b) September 30, 2019. Time shall be of the essence for all purposes hereof.

(c)            "Loan Amount" means, individually and collectively, the amount of the Land Development Loan in the original principal amount not to exceed at any one time outstanding the sum of US$11,000,000 and the amount of the Letter of Credit Facility in the aggregate stated amount of US$800,000.

(d)            "Project Schedule" shall mean the schedule for commencement and completion of the Construction of the Improvements attached hereto as Exhibit C and incorporated herein by reference, as the same may be further amended from time to time with the prior written approval of the Lender, which approval shall not be unreasonably withheld.

7.            Extension of the Maturity Dates; Confirmation of Extension Options. The parties hereto hereby further acknowledge and agree that, effective upon the execution and delivery of this Agreement, the maturity of the Loan shall be extended to December 31, 2019, so that each of the Notes shall mature, and the entire principal balance of the Loan, together with all interest accrued and unpaid thereon, and all other sums owing by the Borrower to the Lender under the Loan Documents, shall be due and payable in full on December 31, 2019. Furthermore, the parties hereto hereby acknowledge and agree that the "Extension Option" set forth in Section 2 of each of the Notes shall remain available for exercise by the Borrower in accordance with the terms therein set forth. Accordingly, from and as of the date hereof, the term "Maturity Date" in each of the Notes shall mean December 31, 2019, and in the event that the Borrower shall successfully exercise the Extension Options in accordance with the terms of the Notes, the term "Maturity Date" shall mean December 31, 2020.

8.            Right to Requisition Sums from the Cash Collateral Account. In consideration of the agreements of the Borrower and the Limited Guarantor set forth herein, the Lender hereby acknowledges and agrees that, notwithstanding anything contained in Section 4.24 of the Loan Agreement or in the Assignment of Collateral Account to the contrary, and so long as no Default or Event of Default shall then exist under the Loan, the Borrower shall have the right to request the withdrawal of up to $1,152,204.00 of the sums on deposit in the Cash Collateral Account in order to satisfy a portion of the Borrower's required cash equity investment in the Property, which sums shall be applied towards the payment of project-related costs and expenses shown in the Budget and approved by the Lender. It shall be a condition precedent to the right of the Borrower to requisition such sums from the Cash Collateral Account that the Borrower shall have delivered to the Lender fully executed copies of (a) a Declaration of Covenants and Lien for Private Water and Sewer Facilities Charges for Ballenger Run, and (b) a Ballenger Run Water and Sewer Facilities Charges Purchase Agreement, in form and substance satisfactory to the Lender in all respects. In addition, the Borrower's right to requisition any such sums from the Cash Collateral Account shall be subject to the satisfaction by the Borrower of all conditions precedent to the advance of any portion of the proceeds of the Loan set forth in the Loan Agreement.

9.            Amendment of Mandatory Project Absorption Provision. In further consideration of the agreements of the Borrower and the Limited Guarantor set forth herein, the parties hereto hereby acknowledge and agree that, effective upon the execution and delivery of this Agreement, Section 4.25 of the Loan Agreement is hereby deleted in its entirety, and the following shall be inserted in lieu thereof:

"Section 4.25 Mandatory Project Absorption. The Borrower further covenants and agrees to consummate the sale and settlement of sufficient Lots within the Property in order to cause the outstanding principal balance of the Land Development Loan to be reduced from the application of the Release Fees resulting from such sales (a) by an aggregate amount of US$4,080,067, on or before March 31, 2018, (b) by an aggregate amount of US$13,839,267, on or before December 31, 2018, and (c) by an aggregate amount of US$22,981,930, on or before June 30, 2019 (each of the specified annual amounts of minimum required cumulative Release Fees being hereinafter referred to as a "Minimum Cumulative Curtail Amount"). The failure of the Borrower to achieve any one or more of the foregoing Minimum Cumulative Curtail Amounts on or before the applicable date specified above is hereinafter referred to as a "Sales Shortfall"). Upon the occurrence of any such Sales Shortfall, the Borrower shall be required to pay to the Lender a mandatory principal curtailment on the Loan, within ten (10) days after written notice from the Lender to the Borrower of the occurrence of such event, in an amount equal to the difference between (a) the Minimum Cumulative Curtail Amount for the date in question, and (b) the sum of (i) the aggregate amount of Release Fees actually received by the Lender prior to the date upon which such Sales Shortfall shall be deemed to have occurred from the sales of Lots within the Property, plus (ii) the full amount of any mandatory principal curtailment previously paid by the Borrower to the Lender pursuant to the terms of this Section 4.25 as a result of the occurrence of any prior Sales Shortfall. In no event shall the Borrower be entitled to the release of any portion of the Property as a result of the payment by the Borrower of any such mandatory principal curtailment unless otherwise agreed to by the Lender in its sole and absolute discretion."

10.            Amendment of Minimum Release Fee Schedule. In further consideration of the agreements of the Borrower and the Limited Guarantor set forth herein, the parties hereto hereby acknowledge and agree that, effective upon the execution and delivery of this Agreement, the Minimum Release Fee Schedule attached as Schedule 7.1 to the Loan Agreement is hereby deleted in its entirety, and the revised Minimum Release Fee Schedule attached hereto as Exhibit D and made a part hereof shall be inserted in lieu thereof.

11.            Ratification of Limited Guaranty. The Limited Guarantor hereby covenants and agrees with the Lender that the execution of this Agreement does not and shall not in any manner affect the obligations and liabilities of the Limited Guarantor under the Limited Guaranty and the other Loan Documents executed by the Limited Guarantor, that the Limited Guaranty and such other Loan Documents remain in full force and effect, and all obligations of the Borrower set forth in this Agreement are covered by the terms of the Limited Guaranty as if the same were set forth fully therein at the time of the execution thereof..

12.            Fees and Expenses. In consideration of the Lender's agreement to increase, modify and extend the Loan and in addition to the payments of principal and interest required under the Notes, the Borrower and/or the Limited Guarantor shall pay to the Lender, upon the execution and delivery of this Agreement, a non-refundable Loan modification fee in the amount of US$10,000. In addition, the Borrower and the Limited Guarantor, jointly and severally, covenant and agree to pay all other reasonable fees, costs, charges and expenses incurred by the Lender in connection with the preparation of this Agreement and the modification of the Loan, including without limitation, the Lender's reasonable attorneys' fees and all recording costs.

13.            Additional Events of Default. In addition to those events of default specifically enumerated in the Notes, the Loan Agreement, the Deed of Trust and/or any of the other Loan Documents, the failure of the Borrower or the Limited Guarantor to comply with the terms of any covenant or agreement contained herein (after the expiration of any applicable grace and/or cure period afforded to the Borrower and/or the Limited Guarantor for monetary and/or non-monetary defaults pursuant to the terms of the Loan Documents) shall constitute an event of default and shall entitle the Lender to exercise all rights and remedies provided in the Notes, the Loan Agreement and the Deed of Trust, as well as all other rights and remedies provided to the Lender under the terms of any of the other Loan Documents as a result of the occurrence of the same.

14.            Release of Claims. The Borrower and the Limited Guarantor, for themselves and for each of their respective successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lender and its successors and assigns on account of any occurrence relating to the Loan, the Loan Documents and/or the Property which accrued prior to the date hereof, including, but not limited to, any claim that the Lender (a) breached any obligation to the Borrower and/or the Limited Guarantor in connection with the Loan, (b) was or is in any way involved with the Borrower and/or the Limited Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrower, the Limited Guarantor or any third party or parties in favor of the Lender. This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrower and the Limited Guarantor and each of their respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys.

15.            Continuing Agreements; Novation. Except as expressly modified hereby, the parties hereto ratify and confirm each and every provision of the Notes, the Loan Agreement, the Deed of Trust, the Limited Guaranty and each of the other Loan Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Notes or in any of the other Loan Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Notes and/or any of the other Loan Documents and that the existing indebtedness of the Borrower to the Lender evidenced by the Notes is continuing, without interruption, and has not been discharged by a new agreement.

16.            Entire Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO THE BORROWER OR TO THE LIMITED GUARANTOR OR TO ANY EMPLOYEE OR AGENT OF THE BORROWER OR OF THE LIMITED GUARANTOR, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE LOAN, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT OR IN ANY OTHER DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE LOAN ARE MERGED HEREIN AND THEREIN.

17.            Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

18.            Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

19.            Counterparts; Execution by Facsimile, Etc. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or e-mail is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

[Signatures contained on following pages]

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

WITNESS OR ATTEST: /s/	BORROWER: SeD MARYLAND DEVELOPMENT, LLC By: SeD Development Management, LLC By /s/ Jeffrey M. Busch (SEAL) Jeffrey M. Busch Manager

STATE OF MARYLAND, COUNTY OF ANNE ARUNDEL, TO WIT:

I HEREBY CERTIFY, that on this 14th day of September, 2017, before me, the undersigned Notary Public of said State, personally appeared Jeffrey M. Busch, who acknowledged himself to be a Manager of SeD Development Management, LLC, a Delaware limited liability company and the Manager of SeD Maryland Development, LLC, a Delaware limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Manager of said limited liability company by signing the name of the limited liability company by himself as Manager.

WITNESS my hand and Notarial Seal.

/s/ Christine Norwood
Notary Public

My Commission Expires: 7/6/20

[Signatures continued on following pages]

WITNESS OR ATTEST: /s/ Mohammad Ghaggur	LIMITED GUARANTOR: SeD BALLENGER, LLC By /s/ Conn Flanigan (SEAL) Conn Flanigan Authorized Representative

STATE OF COLORADO, COUNTY OF ARAPAHOE, TO WIT:

I HEREBY CERTIFY, that on this 14th day of September, 2017, before me, the undersigned Notary Public of said State, personally appeared Jeffrey M. Busch, who acknowledged himself to be an Authorized Representative of SeD Ballenger, LLC, a Delaware limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized representative of said limited liability company by signing the name of the limited liability company by himself as Authorized Representative.

WITNESS my hand and Notarial Seal.

/s/ Daniel G. Budd
Notary Public

My Commission Expires: June 20, 2025

[Signatures continued on following page]

WITNESS OR ATTEST: /s/	LENDER: XENITH BANK By /s/ John S. Pearsall, Jr. (SEAL) John S. Pearsall, Jr. Senior Vice President

COMMONWEALTH OF VIRGINIA, CITY OF RICHMOND TO WIT:

I HEREBY CERTIFY, that on this 15 day of September, 2017, before me, the undersigned Notary Public of said State, personally appeared John S. Pearsall, Jr., who acknowledged himself to be a Senior Vice President of Xenith Bank, a Virginia banking corporation, personally well known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said banking corporation by signing the name of the banking corporation by himself as Senior Vice President.

WITNESS my hand and Notarial Seal.

/s/ Tracy S. Cox
Notary Public

My Commission Expires: 4-30-2021

EXHIBIT A

DESCRIPTION OF THE LAND

ALL those lots or parcels of land located in the County of Frederick, State of Maryland and more particularly described as follows:

PARCEL 1: 45.9542 acres of land, more or less.

LAND OF RICHARD B. GRIFFIN ESTATE
RESIDUE OF FARM LOT 1
District 28 Tax Account 581556
FREDERICK COUNTY, MARYLAND

ALL of Farm Lot 1 as it is shown on a plat of subdivision entitled Griffin Farm Lot 1 and recorded in said Land Records in Plat Book 60 at Page 126 EXCEPT that part of the Farm Lot 1 panhandle shown on said plat that is shown on a plat of subdivision entitled Central High School and Future Alignment of Ballenger Creek Pike, Addition and Outlot Plat, Situated Along Ballenger Creek Pike and recorded in said Land Records in Plat Book 64 at Page 151, some of which is shown as Ballenger Creek Pike on Frederick County Department of Public Works Right of Way Plat 310.

CONTAINING 2,001,764 square feet, or 45.9542 acres of land, more or less.

PARCEL 2: 96.8933 acres of land, more or less.

LAND OF RICHARD B. GRIFFIN ESTATE
REMAINDER OF THE FIRST DESCRIBED PARCEL
DEED BOOK 2161 PAGE 632
District 28 Tax Account 539193
FREDERICK COUNTY, MARYLAND

ALL of the first parcel described in a deed from Richard B. Griffin, Jr., Victoire Griffin Rankin, Georgianna Griffin DuBose, and Morgan Guaranty Trust Company of New York, Co-Personal Representatives of the Estate of Victoire Conley Griffin, to Richard B. Griffin made 18 December 1995 and recorded in the Land Records of Frederick County, Maryland, in Book 2161 at Page 632 EXCEPT Farm Lot 1 as it is shown on a plat of subdivision entitled Griffin Farm Lot 1 and recorded in said Land Records in Plat Book 60 at Page 126, some of Farm Lot 1 now being part of Ballenger Creek Pike, and EXCEPT the land in said first parcel that is shown on a plat of subdivision entitled Central High School and Future Alignment of Ballenger Creek Pike, Addition and Outlot Plat, Situated Along Ballenger Creek Pike and recorded in said Land Records in Plat Book 64 at Page 151, some of which is shown as Ballenger Creek Pike on Frederick County Department of Public Works Right of Way Plats 309 and 310, and more particularly described as follows by metes and bounds on the Maryland State Plane projection of the North American Datum of 1983 according to a survey by Patton Harris Rust and Associates, PC, of October, 2005.

EXHIBIT A

DESCRIPTION OF THE LAND

BEGINNING at a concrete monument found at the end of the S 02°36'06" W, 860.47 foot line of said Farm Lot 1 and proceeding for three lines more or less along an old wood post and wire fence

1.
S 02°59'52" W, 830.74 feet to a rebar and cap set

2.
N 79°53'20" W, 393.16 feet to a rebar and cap set

3.
S 70°02'10" W, 519.52 feet to a rebar and cap set; thence passing over rebars with caps found at 327.08 feet and 431.84 and a rebar and cap found at 546.14 feet near a diversion of the fence

4.
N 80°56'00" W, 667.46 feet to a rebar and cap set

5.
N 72°41'00" W, 458.33 feet to a rebar and cap set

6.
S 56°52'50" W, 174.47 feet to the end of the ninth line of the first parcel described in Book 2161 at Page 632 and the beginning of the first line of the third parcel described in that deed, both these lines being cited as the second line of a deed from Jacob Lewis to Henry C. Drill dated April 12, 1869 and recorded in the Land Records of Frederick County, Maryland, in Liber C.M. No. 3 at Folio 411; thence with these-lines

7.
N 27°37'13" W, 978.45 feet; thence with part of the eighth line reversed of the said first parcel, which is also part of the second line of the said third parcel

8.
N 35°05'05" W, 1122.36 feet to a rebar and cap found on the east side of Ballenger Creek Pike, as it is shown on the aforesaid Frederick County Right-of-Way plats; thence two courses bounded by Ballenger Creek Pike

9.
N 07° 04' 10" E, 161.56 feet to a rebar and cap found

10.
278.30 feet along the arc of a curve to the right with a radius of 3769.72 feet and a chord bearing N 09°11'04" E for 278.24 feet to the N 85°35'03" W, 1713.52 foot line of said Farm Lot 1; thence bounded by Farm Lot 1 reversely along the remainder of this line and then two preceding lines of Farm Lot 1

11.
S 85°33'53" E, 1678.62 feet

12.
S 21°36'17" E, 1525.05 feet

13.
N 82°56'20" E, 968.27 feet to the place of beginning.

CONTAINING 4,220,672 square feet, or 96.8933 acres of land, more or less.

EXCEPTING Lots 235, 248, and 261 as shown on a plat of subdivision entitled "Final Plat, Phase 1, Plat 2, Lots 231-239, 240-251, 259-261, 286, 287 & HOA Common Space, Ballenger Run" and recorded in said Land Records in Plat Book 98 at Page 12.

EXHIBIT A

DESCRIPTION OF THE LAND

ALSO EXCEPTING Lots 66-69 and 110-115 as shown on a plat of subdivision entitled "Final Plat, Phase 1, Plat 3, Lots 11-24, 58-73, 102-115 & HOA Common Space, Ballenger Run" and recorded in said Land Records in Plat Book 98 at Page 13.

PARCEL 3: 54.1818 acres of land, more or less.

LAND OF RICHARD B. GRIFFIN ESTATE
REMAINDER OF THE THIRD DESCRIBED PARCEL
DEED BOOK 2161 PAGE 632
District 28 Tax Account 539207
FREDERICK COUNTY, MARYLAND

ALL of the third parcel described in a deed from Richard B. Griffin, Jr., Victoire Griffin Rankin, Georgianna Griffin DuBose, and Morgan Guaranty Trust Company of New York, Co-Personal Representatives of the Estate of Victoire Conley Griffin, to Richard B. Griffin made 18 December 1995 and recorded in the Land Records of Frederick County, Maryland, in Book 2161 at Page 632 EXCEPT the land in said third parcel that is shown on a plat of subdivision entitled Central High School and Future Alignment of Ballenger Creek Pike, Addition and Outlot Plat, Situated Along Ballenger Creek Pike and recorded in said Land Records in Plat Book 64 at Page 151, some of which is shown as Ballenger Creek Pike on Frederick County Department of Public Works Right of Way Plats 305, 306, 308, and 309, ALSO EXCEPTING that parcel of land which was conveyed by Richard B. Griffin and Victoire C. Griffin, his wife, to Claude R. Page and Lela S. Page, his wife, by deed dated June 15, 1959 and recorded among the aforesaid Land Records in Liber 619 at Folio 561, the remainder being more particularly described by the following metes and bounds on the Maryland State Plane projection of the North American Datum of 1983 according to a survey by Patton Harris Rust and Associates, PC, of October 5, 2005.

BEGINNING at a rebar found at the intersection of the east side of Ballenger Creek Pike and a line that is both the second line of said third parcel and the eighth line of the first parcel described in the same deed; thence with the remainder of these lines:

1.
S 35°05'05" E, 1122.36 feet; thence with the first line reversed of said third parcel and the ninth line of said first parcel, both these lines being cited as the second line of a Deed from Jacob Lewis to Henry C. Drill dated April 12, 1869 and recorded in the Land Records of Frederick County, Maryland, in Liber C.M. No. 3 at Folio 411; thence with these lines

2.
S 27°37'13" E, 978.45 feet; thence passing over iron rebars with caps found at 341.65 feet, 454.92 feet, 739.44 feet, 773.68 feet, 891.91 feet and 973.27 feet for the first of four lines to include said third parcel

3.
S 56°52'50" W, 1104.18 feet to a rebar and cap set

4.
N 34°59'17" W, 584.10 feet to a rebar and cap set

5.
S 46°30', 43" W, 311.85 feet to a rebar and cap set

EXHIBIT A

DESCRIPTION OF THE LAND

6.
S 81°30'43" W, 215.11 feet to a rebar and cap set on the eastern side of said Ballenger Creek Pike; thence twelve lines with the side of Ballenger Creek Pike

7.
N 14°10'44" W, 12.38 feet to a rebar and cap set

8.
N 16°11'13" W, 268.95 feet to a rebar and cap set

9.
N 76°43'34" W, 66.00 feet to a rebar and cap set

10.
N 16°43'34" W, 49.51 feet to a rebar and cap set

11.
N 14°55'56" W, 153.11 feet to a rebar found

12.
747.28 feet along the arc of a curve to the right with a radius of 713.94 and a chord bearing N 19°03'45" E for 713.63 feet to a rebar found

13.
N 49°02'53" E, 294.70 feet to a rebar and cap set

14.
S 40°57' 07" E, 50.00 feet to a rebar and cap set

15.
N 46°55'10" E, 109.36 feet to a rebar and cap set

16.
N 46°20'32" W, 50.00 feet to a rebar and cap set

17.
554.62 feet along the arc of a curve to the left with a radius of 868.51 feet and a chord bearing N 25°21'49" E for 545.24 feet to a rebar and cap found

18.
N 07°04'10" E, 245.80 feet to the place of beginning.

CONTAINING 2,360,160 square feet, or 54.1818 acres of land, more or less.

EXCEPTING Outlot 'A' as shown on a plat of subdivision entitled "Outlot Plat, Outlot 'A', Ballenger Run" and recorded in said Land Records in Plat Book 98 at Page 4.

EXHIBIT B

REVISED BUDGET

SEE ATTACHED

EXHIBIT C

REVISED PROJECT SCHEDULE

SEE ATTACHED

EXHIBIT D

REVISED MINIMUM RELEASE FEE SCHEDULE

SEE ATTACHED